                   MORGAN STANLEY TAX-FREE DAILY INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                    AMOUNT OF    % OF
                                      OFFERING       TOTAL        SHARES   OFFERING   % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF     AMOUNT OF    PURCHASED  PURCHASED    TOTAL                     PURCHASED
  PURCHASED     TRADE DATE  OFFERING   SHARES      OFFERING      BY FUND    BY FUND     ASSETS       BROKERS         FROM
                                                                                                     Goldman,
                                                                                                   Sachs & Co.,
                                                                                                     Bank of
                                                                                                     America
                                                                                                    Securities
                                                                                                    LLC, Fifth
                                                                                                      Third
                                                                                                   Securities,
                                                                                                      Inc.,
                                                                                                  Oppenheimer &
                                                                                                    Co., Inc.,
                                                                                                  Merrill Lynch
                                                                                                      & Co.,
   State of                                                                                          Comerica
  Michigan GO                                                                                      Securities,
 Notes, Fiscal   12/14/07      --     $100.813  $1,350,000,000  2,000,000     0.14       0.48%      Inc., Loop   Loop Capital
  Year 2008,                                                                                         Capital
   Series A                                                                                       Markets, LLC,
                                                                                                  Raymond James
                                                                                                  & Associates,
                                                                                                  Inc., Siebert
                                                                                                    Brandford
                                                                                                   Shank & Co.,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                      Lehman
                                                                                                     Brothers